                          ---------------------------
                                 SMITH BARNEY
                               APPRECIATION FUND
                          ---------------------------

              CLASSIC SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2000

                              [LOGO]Smith Barney
                                    Mutual Funds

                 Your Serious Money. Professional Managed.(SM)

           ---------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
           ---------------------------------------------------------

HERSH COHEN                                  [LOGO] Classic Series
PORTFOLIO MANAGER
                                             Semi-Annuial Report . June 30, 2000
[PHOTO]
                                             SMITH BARNEY
HERSH COHEN                                  APPRECIATION FUND

Hersh Cohen has more than 31 years of securities business experience.

Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
------------------------------------------------------------------------------
March 10, 1970

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
------------------------------------------------------------------------------
31 Years

MANAGER TENURE
------------------------------------------------------------------------------
21 Years

SYMBOLS     CLASS A    CLASS B    CLASS L
------------------------------------------------------------------------------
NASDAQ      SHAPX      SAPBX      SAPCX
------------------------------------------------------------------------------
Inception   3/10/70    11/6/92    2/4/93
------------------------------------------------------------------------------

Average Annual Total Returns as of June 30, 2000

                           Without Sales Charges/(1)/

                       Class A     Class B      Class L

Six Months+             0.43%       0.05%        0.05%
---------------------------------------------------------
One-Year                4.19        3.38         3.32
---------------------------------------------------------
Five-Year              18.24       17.35        17.33
---------------------------------------------------------
Ten-Year               14.11         N/A          N/A
---------------------------------------------------------
Since Inception++      12.69       14.59        14.15

                             With Sales Charges/(2)/
                       Class A     Class B      Class L

Six Months+            (4.60)%     (4.77)%      (1.92)%
---------------------------------------------------------
One-Year               (1.03)      (1.22)        1.35
---------------------------------------------------------
Five-Year              17.03       17.25        17.09
---------------------------------------------------------
Ten-Year               13.52         N/A          N/A
---------------------------------------------------------
Since Inception++      12.50       14.59        13.99
---------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results.Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are March 10, 1970, November 6, 1992 and February 4, 1993, respectively.

-------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
Appreciation Fund..................................................   1

A Message from the Chairman........................................   2

Fund at a Glance...................................................   3

Letter from the Portfolio Manager..................................   4

Historical Performance.............................................   8

Growth of $10,000..................................................  11

Schedule of Investments............................................  12

Statement of Assets and Liabilities................................  16

Statement of Operations............................................  17

Statements of Changes in Net Assets................................  18

Notes to Financial Statements......................................  19

Financial Highlights...............................................  23

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./(SM)/

----------------------------------------------------------------------------
Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
----------------------------------------------------------------------------

----------------------------------------------------------------------------
YOUR INVESTMENT IN THE SMITH BARNEY APPRECIATION FUND
----------------------------------------------------------------------------

A Proven and Prudent Approach to Growth Investing

Ably guided for more than 30 years by Wall Street veteran Harry "Hersh" Cohen, the Appreciation Fund is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

[LOGO]_ Timely Investment Opportunities

        The expansion of telecommunications has impacted the world. For Hersh Cohen, this expansion represents a unique opportunity. His classic approach to growth potentially allows him to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.

[LOGO]_ A Prudent Strategy

        Hersh Cohen carefully looks at companies with relatively low price-to-earnings ("P/E") ratios/1/ and strong earnings growth forecasts. He knows that to make money, you have to invest it, not chase it.

[LOGO]_ A Distinguished History of Managing Your Serious Money

        Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

        At SSB Citi Fund Management LLC, you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

              [LOGO]         Experience, insight, judgement

                             Search for undervalued assets,
                             committed management, strong
               .             balance sheets, industry leaders

               .             Stock-by-stock evaluation

                             Theme-based investigation
               .             of opportunities

       /1/ The P/E ratio is the price of a stock divided by its earnings per share.

  1 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

----------------------------------------------------------------------------
 A MESSAGE FROM THE CHAIRMAN
----------------------------------------------------------------------------

 Originally offered in 1970, the Smith Barney Appreciation Fund follows one of the founding principles of our rich tradition of serious money management, namely, a goal of preserving your capital, while attempting to earn reasonable returns believing that the compounding effect of such an approach may provide competitive returns over time. Portfolio Manager Hersh Cohen has not only achieved that objective, but he continues to diligently seek long-term capital appreciation. In our view, the Fund's historical returns serve as clear evidence that an investment in the Appreciation Fund continues to offer long-term opportunities. (Of course, past performance is not indicative of future results.)

 Hersh Cohen's focus on identifying companies with assets or earning power that are either unrecognized or undervalued is, in my opinion, a sound approach to building your assets. In times of market volatility, investing in a fund which looks to invest in those companies with strong or improving balance sheets, recognized industry leadership and effective management teams at a reasonable price may be prudent and advisable.

                              [PHOTO OF HEATH B. MCLENDON]
                              CHAIRMAN

 For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and record.

 In our opinion, the lessons of the past can and should be used to better understand the challenges and opportunities of the future. We believe SSBCiti Fund Management LLC represents extensive asset management expertise. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers have managed portfolios across markets and cycles.

 Whatever your investment objective may be, we believe that following a disciplined investment plan is of paramount importance in these uncertain times. We encourage you to work closely with your financial professional to map out an investment plan that fits in with your objectives -- be it retirement, estate planning or educational needs.

 When you invest with SSB Citi Fund Management LLC, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

 Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon

Chairman


July 12, 2000




  2 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------
Smith Barney Appreciation Fund at a Glance (unaudited)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Top Ten Holdings*+
------------------------------------------------------------------------------

1. Berkshire Hathaway Inc., Class A Shares....................  4.7%

2. Pfizer Inc.................................................  3.6

3. Microsoft Corp.............................................  3.3

4. General Electric Co........................................  3.1

5. Intel Corp.................................................  2.9

6. Exxon Mobil Corp...........................................  2.7

7. American International Group, Inc..........................  2.2

8. Minnesota Mining & Manufacturing Co........................  2.2

9. Viacom Inc., Class B Shares................................  2.2

10. Cisco Systems, Inc........................................  2.1

           -----------------------------
            Industry Diversification *+
           -----------------------------
-----------------------------------------------------
 4.2%          Beverage, Food & Tobacco
 7.5%          Broadcasting, Entertainment & Leisure
 3.4%          Chemicals
13.1%          Diversified/Conglomerate
 3.8%          Financial Services
12.3%          Health Care/Drugs/Hospital Supplies
 3.6%          Insurance
 4.5%          Oil - International
19.7%          Technology
 4.3%          Telephone/Communications
23.6%          Other
-----------------------------------------------------

  -----------------------------
     Investment Breakdown*++
  -----------------------------
--------------------------------
13.2% Repurchase Agreements
86.8% Common Stock
--------------------------------

* These holdings are as of June 30, 2000 and are subject to change.

+ As a percentage of total common stock.

++ As a percentage of total investments.

  3 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the semi-annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the period ended June 30, 2000. For your convenience, we have summarized the Fund's investment strategy during this time and discussed some of the Fund's holdings in greater detail./1/ A more comprehensive summary of performance and current holdings can be found in the appropriate sections that follow. Please note that any discussion of the Fund's holdings is as of June 30, 2000. Please refer to pages 12 through 15 for the Fund's holdings. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2000, the Fund's Class A, B and L shares, without sales charges, returned 0.43%, 0.05% and 0.05%, respectively. The Fund's Class A, B and L shares, with sales charges, generated negative returns of 4.60%, 4.77% and 1.92%, respectively, for the same period. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned a negative 0.43% for the same period./3/

The Fund seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

------------------------------------------------------------------------------
                      HERSH BELIEVES THAT TO MAKE MONEY,
                      YOU HAVE TO INVEST IT, NOT CHASE IT.
------------------------------------------------------------------------------

In selecting individual companies for the Fund's portfolio, the manager looks for companies with strong or rapidly improving balance sheets, recognized industry leadership and effective management teams that exhibit a desire to earn consistent returns for shareholders.

Market Overview and Portfolio Update

For the first six months of 2000, the Fund had a very modest gain, but was ahead of all of the major stock market indicators (i.e., the S&P 500 and the Dow Jones Industrial Average ("DJIA")/4/). If one looks just on the surface, not much happened in the stock market in the first half of 2000. The popular averages finished with only minor changes to the downside. But scratch the surface, or better yet, ask any former day trader to describe the period, and a far more fascinating and complex story becomes evident. During the first two months of the year, speculative activity in the stock market rivaled the greatest manias in history. After a blazing end to the last century, many technology stocks continued to tear ahead, accompanied by, we believe, a sense of entitlement by people who were convinced that their time had come to get rich merely by speculating in "New Economy" stocks regardless of valuation or risk.


-------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that the Index is unmanaged and not subject to the same charges of a mutual fund. An investor cannot invest directly in an index.

3    Past performance is not indicative of future results.

4 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Figures for the DJIA include reinvestment of dividends.



   4 Smith BarneyAppreciation Fund | 2000 Semi-Annual Report toShareholders

Meanwhile, the vast majority of sound companies not perceived to be part of that technology wave suffered from neglect, if not outright liquidation. With business conditions good, executives were at a loss to explain the poor performance of their stocks. In fact, it was a flow-of-funds matter, as investors switched money out of conservative investments into more "aggressive" vehicles, Simply put, the rapid flow of money into the tech-laden NASDAQ/5/ in search of fast, and ultimately unrealistic gains, sucked the life out of the rest of the stock market.

But by mid-March 2000, the Federal Reserve Board ("Fed") had raised interest rates enough to bite, and with prices of many speculative stocks in the stratosphere, and market capitalizations (i.e., the number of shares multiplied by the stock price) at levels never seen before, there was not enough money to send them higher. Prices weakened a bit, and recovered to within the heights seen in mid-March, and started slipping again. Like the aftermath of a wild party, people who had known nothing but good times, woke up feeling a bit queasy. Selling began slowly, but picked up steam as panic began to replace greed, and by mid-April, only a month after setting new highs, the Nasdaq Composite Index/6/ declined approximately 35%. By any historic standard that should be considered a crash. In comparison, the bear market of 1973-1974 took two years to decline 40%.

------------------------------------------------------------------------------
                   IT IS OUR GOAL TO TRY AND MAKE SURE OUR
                   SHAREHOLDERS PARTICIPATE IN THIS TIME OF
                     PROSPERITY IN A MANNER CALCULATED TO
                    BALANCE RISK AGAINST POTENTIAL RETURNS.
------------------------------------------------------------------------------

In our last report, we wrote that it was a matter of if, and not when, the technology stocks would break. The consequences for the overall market, we wrote, were dependent on whether money would then flow into the previously neglected industrial and financial stocks. For a brief moment in April, the picture appeared bright, as so-called "Old Economy" stocks rallied. But in June, NASDAQ began to recover, and most other stocks started slipping. On balance, then, the overall market lost a bit of ground in the first six months but the internal rotation was intense and rapid, making it very difficult to achieve much progress. In fact, the rapid rotation made it relatively easy to lose money, as many stocks simply evaporated after momentum broke. There were some big declines in stocks with household names and widespread ownership.

We believe it is important to view the stock market with some historical perspective. After several years of significantly above-average gains, a flat or even declining market should not be viewed as a disaster. Earnings did not keep pace with gains in stock prices over the past few years. Therefore, a period during which earnings and dividends play catch-up would be a reasonable scenario to expect. That would be preferable to a general teeth-rattling decline that took the market to less excessive valuations.

Interestingly, for the first time in recent memory, the strong U.S. economy, coupled with investor neglect of so many stocks, has created what we think are many outstanding values, particularly in the industrial sector. The series of interest rate rises by the Fed has caused people to wonder if we will have to suffer a "hard landing," otherwise known as a steep recession.


-----------
5 The NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

6 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.



  5 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

In our opinion,it is more likely that the Fed has engineered a "soft landing" or slowdown, rather than sending the U.S. economy into a slump. It seems possible that if that outcome becomes more widely accepted, money could flow into some of the very inexpensive stocks that have become available. At any rate, those areas of neglect now seem to have a much more favorable risk-reward ratio than many overvalued stocks, which even having come down, still sell at price-to-earnings ("P/E") or price-to-revenue ratios/7/ that are way too high for comfort.

Throughout the first six months, we attempted to increase the Fund's holdings in what we viewed as good companies when their stocks were down, and trim positions when they got particularly expensive. We did use the extreme weakness in Microsoft after the antitrust ruling to add to the Fund's position.

------------------------------------------------------------------------------
                   WE REMAIN DISCIPLINED IN OUR INVESTMENT
                   APPROACH IN TIMES OF MARKET VOLATILITY.
------------------------------------------------------------------------------

We also added to Berkshire Hathaway,in which we feel extremely comfortable given the company's management, assets and liquidity, and to Bell Atlantic, which has now merged with GTE to form a powerhouse telecommunications company, selling at an attractive discount. We also added materially to Minnesota Mining & Manufacturing, a chemical, electric and telecommunications conglomerate whose stock has fallen since year-end, but where fundamentals (such as P/E and price-to-revenue) are favorable. Their technology business is booming, yet investors have yet to notice. A significant new position was taken in Delphi Automotive, a spin-off from General Motors. Their in-car communications systems give some impetus to a company selling at about one-third the P/E ratio of the overall market. At the same time, we took profits in all of General Motors, as its restructuring moves led to an increase in the stock's value.

There has been a wonderful spread of prosperity in this country, and with more and more people putting money into stocks, profit can no longer be viewed as a dirty word. But as stock markets have risen, many investors have gotten careless and taken on more and more risk. It is our goal to try and make sure our shareholders participate in this prosperity in a manner calculated to balance risk against potential returns.

In closing, thank you for your investment in the Smith Barney Appreciation Fund Inc. We look forward to helping you pursue your financial goals in the new century.

Sincerely,


/s/ Harry "Hersh" D. Cohen



Harry "Hersh" D. Cohen
Vice President and Investment Officer

July 12, 2000

-------------
7 The P/E ratio is the price of a stock divided by its earnings per share. The price-to-revenue ratio is the price of a stock divided by its revenues.



  6 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

Manager Hersh Cohen as featured in our new national advertising campaign appearing in The Wall Street Journal, Barron's and The New York Times.

[PHOTO APPEARS HERE]

        ----------------------------------------------------------------

          EVERY LARGE CAP INVESTOR SHOULD CONSIDER HAVING TWO THINGS.

                              DISCIPLINE IN THE

                                    MARKET

                        AND HERSH COHEN'S PHONE NUMBER

        ----------------------------------------------------------------

     31 years in the market should tell you one thing about Hersh Cohen: the man has made money. There are many explanations how, but discipline tops the list. Decades before words like "IPO" and "day trading" became popular, Hersh knew to make money you had to invest it, not chase it. Even today as "hot stocks" abound, Hersh looks for value. His advice: know the company's management and product, or prepare to get burned. Words of wisdom dispensed daily.

     To learn more about the Smith Barney Appreciation Fund and Hersh Cohen's investment philosophy, call us at 1-888-SERIOUS, ext. 1733 or visit www.smithbarney.com/mutualfunds for a free prospectus. The prospectus contains more complete information, including fees and expenses. Please read it carefully before you invest or send money.


                                                  [LOGO] Smith Barney
     Your Serious Money. Professionally Managed.(SM)     Mutual Funds

     CALL 1-888-SERIOUS, EXT. 1733 OR VISIT WWW.SMITHBARNEY.COM/MUTUALFUNDS

(C) 2000 Salomon Smith Barney Inc. Member NASD, SIPC.
Your Serious Money. Professionally Managed.(SM) is a service mark of Salomon Smith Barney Inc.

  7  Smith Barney Appreciation Fund  2000 Semi-Annual Report to Shareholders

================================================================================
 Historical Performance-Class A Shares
================================================================================

                           Net Asset Value
                     ------------------------------
                        Beginning          End            Income       Capital Gain      Total
Period Ended            of Period       of Period        Dividends    Distributions    Returns/(1)/
====================================================================================================
6/30/00                 $   15.73       $   15.22       $   0.00        $   0.58                0.43%+
----------------------------------------------------------------------------------------------------
12/31/99                    15.31           15.73           0.14            1.67               15.08
----------------------------------------------------------------------------------------------------
12/31/98                    13.92           15.31           0.18            1.23               20.45
----------------------------------------------------------------------------------------------------
12/31/97                    12.85           13.92           0.20            2.09               26.29
----------------------------------------------------------------------------------------------------
12/31/96                    11.90           12.85           0.19            1.14               19.25
----------------------------------------------------------------------------------------------------
12/31/95                    10.15           11.90           0.20            1.00               29.26
----------------------------------------------------------------------------------------------------
12/31/94                    11.01           10.15           0.18            0.60               (0.77)
----------------------------------------------------------------------------------------------------
12/31/93                    10.66           11.01           0.16            0.36                8.13
----------------------------------------------------------------------------------------------------
12/31/92                    10.26           10.66           0.15            0.09                6.29
----------------------------------------------------------------------------------------------------
12/31/91                     8.30           10.26           0.20            0.07               26.94
----------------------------------------------------------------------------------------------------
12/31/90                     8.66            8.30           0.25            0.08               (0.27)
====================================================================================================
  Total                                                 $   1.85        $   8.91
====================================================================================================


================================================================================
 Historical Performance-Class B Shares
================================================================================

                           Net Asset Value
                     ------------------------------
                        Beginning          End            Income       Capital Gain      Total
Period Ended            of Period       of Period        Dividends    Distributions    Returns/(1)/
====================================================================================================
6/30/00                 $   15.66       $   15.09         $   0.00      $   0.58                0.05%+
----------------------------------------------------------------------------------------------------
12/31/99                    15.26           15.66             0.02          1.67               14.19
----------------------------------------------------------------------------------------------------
12/31/98                    13.88           15.26             0.06          1.23               19.52
----------------------------------------------------------------------------------------------------
12/31/97                    12.81           13.88             0.06          2.09               25.31
----------------------------------------------------------------------------------------------------
12/31/96                    11.88           12.81             0.09          1.14               18.29
----------------------------------------------------------------------------------------------------
12/31/95                    10.14           11.88             0.11          1.00               28.29
----------------------------------------------------------------------------------------------------
12/31/94                    11.00           10.14             0.10          0.60               (1.53)
----------------------------------------------------------------------------------------------------
12/31/93                    10.65           11.00             0.08          0.36                7.38
----------------------------------------------------------------------------------------------------
Inception*-- 12/31/92       10.55           10.65             0.16          0.09                3.28+
====================================================================================================
  Total                                                   $   0.68      $   8.76
====================================================================================================


 8   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

================================================================================
 Historical Performance-Class L Shares
================================================================================

                             Net Asset Value
                   --------------------------------
                        Beginning           End           Income      Capital Gain       Total
Period Ended            of Period       of Period        Dividends    Distributions    Returns/(1)/
===================================================================================================
6/30/00                 $   15.65       $   15.08         $   0.00      $   0.58               0.05%+
---------------------------------------------------------------------------------------------------
12/31/99                    15.26           15.65             0.02          1.67              14.12
---------------------------------------------------------------------------------------------------
12/31/98                    13.88           15.26             0.06          1.23              19.52
---------------------------------------------------------------------------------------------------
12/31/97                    12.81           13.88             0.06          2.09              25.31
---------------------------------------------------------------------------------------------------
12/31/96                    11.88           12.81             0.10          1.14              18.34
---------------------------------------------------------------------------------------------------
12/31/95                    10.14           11.88             0.11          1.00              28.29
---------------------------------------------------------------------------------------------------
12/31/94                    11.00           10.14             0.11          0.60              (1.41)
---------------------------------------------------------------------------------------------------
Inception*-- 12/31/93       10.99           11.00             0.08          0.36               4.09+
===================================================================================================
  Total                                                   $   0.54      $   8.67
===================================================================================================

================================================================================
 Historical Performance-Class Y Shares
================================================================================

                             Net Asset Value
                    ------------------------------
                        Beginning       End              Income       Capital Gain      Total
Period Ended            of Period       of Period        Dividends    Distributions    Returns/(1)/
===================================================================================================
6/30/00                $   15.69       $   15.21        $   0.00         $  0.58               0.62%+
---------------------------------------------------------------------------------------------------
12/31/99                   15.28           15.69            0.20            1.67              15.40
---------------------------------------------------------------------------------------------------
12/31/98                   13.93           15.28            0.29            1.23              20.93
---------------------------------------------------------------------------------------------------
12/31/97                   12.86           13.93            0.25            2.09              26.70
---------------------------------------------------------------------------------------------------
Inception*--12/31/96       12.10           12.86            0.22            1.14              17.65+
===================================================================================================
  Total                                                 $   0.96         $  6.71
===================================================================================================


================================================================================
 Historical Performance-Class Z Shares
================================================================================

                           Net Asset Value
                    -------------------------------
                        Beginning           End            Income     Capital Gain       Total
Period Ended            of Period       of Period        Dividends    Distributions    Returns/(1)/
===================================================================================================
6/30/00                 $   15.71       $   15.23        $   0.00     $    0.58                0.62%+
---------------------------------------------------------------------------------------------------
12/31/99                    15.29           15.71            0.20          1.67               15.46
---------------------------------------------------------------------------------------------------
12/31/98                    13.94           15.29            0.29          1.23               20.91
---------------------------------------------------------------------------------------------------
12/31/97                    12.87           13.94            0.26          2.09               26.72
---------------------------------------------------------------------------------------------------
12/31/96                    11.91           12.87            0.23          1.14               19.66
---------------------------------------------------------------------------------------------------
12/31/95                    10.16           11.91            0.23          1.00               29.52
---------------------------------------------------------------------------------------------------
12/31/94                    11.02           10.16            0.22          0.60               (0.41)
---------------------------------------------------------------------------------------------------
12/31/93                    10.66           11.02            0.18          0.36                8.47
---------------------------------------------------------------------------------------------------
Inception*-- 12/31/92       10.55           10.66            0.16          0.09                3.38+
===================================================================================================
  Total                                                  $   1.77     $    8.76
===================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

  9  Smith Barney Appreciation Fund | 2000 semi-annual Report to Shareholders

================================================================================
 Average Annual Total Returns
================================================================================
                                       Without Sales Charges/(1)/
                             -----------------------------------------------
                              Class A  Class B  Class L  Class Y   Class Z
================================================================================
Six Months Ended 6/30/00+        0.43%    0.05%    0.05%    0.62%     0.62%
--------------------------------------------------------------------------------
Year Ended 6/30/00               4.19     3.38     3.32     4.54      4.54
--------------------------------------------------------------------------------
Five Years Ended 6/30/00        18.24    17.35    17.33      N/A     18.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00         14.11      N/A      N/A      N/A       N/A
--------------------------------------------------------------------------------
Inception* through 6/30/00      12.69    14.59    14.15    18.19     15.84
================================================================================
                                         With Sales Charges/(2)/
                             -----------------------------------------------
                              Class A    Class B    Class L   Class Y  Class Z
================================================================================
Six Months Ended 6/30/00+       (4.60)%    (4.77)%    (1.92)%    0.62%    0.62%
--------------------------------------------------------------------------------
Year Ended 6/30/00              (1.03)     (1.22)      1.35      4.54     4.54
--------------------------------------------------------------------------------
Five Years Ended 6/30/00        17.03      17.25      17.09       N/A    18.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00         13.52        N/A        N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 6/30/00      12.50      14.59      13.99     18.19    15.84
================================================================================

================================================================================
 Cumulative total Returns
================================================================================
                                               Without Sales Charges/(1)/
================================================================================
Class A (6/30/90 through 6/30/00)                                274.39%
--------------------------------------------------------------------------------
Class A (Inception* through 6/30/00)                           3,648.28
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/00)                             183.54
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/00)                             166.40
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/00)                             109.31
--------------------------------------------------------------------------------
Class Z (Inception* through 6/30/00)                             208.11
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


10   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
     Historical Performance (unaudited)
--------------------------------------------------------------------------------

     Growth of $10,000 Invested in Class A Shares of the
     Smith Barney Appreciation Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                            June 1990 -- June 2000


                 . Smith Barney Appreciation Fund  . Standard & Poor's 500 Index
     Jun\1990                 9,496                             10,000
     Dec\1990                 9,063                              9,400
     Dec\1991                11,504                             12,258
     Dec\1992                12,228                             12,391
     Dec\1993                13,222                             13,636
     Dec\1994                13,120                             13,815
     Dec\1995                16,959                             19,001
     Dec\1996                20,224                             23,361
     Dec\1997                25,541                             31,154
     Dec\1998                30,763                             40,108
     Dec\1999                35,402                             48,543
     Jun\2000                35,554                             48,335


   + Hypothetical illustration of $10,000 invested in Class A shares on June
     30, 1990, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2000. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

 11 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                              June 30, 2000
--------------------------------------------------------------------------------


SHARES                                   SECURITY                           VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 86.8%
Auto:Parts & Accessories -- 0.8%
   2,791,000    Delphi Automotive Systems Corp.                           $ 40,643,938
      91,653    Visteon Corp.*                                               1,111,294
---------------------------------------------------------------------------------------
                                                                            41,755,232
---------------------------------------------------------------------------------------
Automobile -- 0.6%
     700,000    Ford Motor Co.                                              30,100,000
---------------------------------------------------------------------------------------
Banking -- 2.0%
   1,200,000    Bank One Corp.                                              31,875,000
     200,000    First Virginia Banks, Inc.+                                  6,962,500
   1,000,000    Washington Mutual, Inc.+                                    28,875,000
   1,000,000    Wells Fargo & Co.                                           38,750,000
---------------------------------------------------------------------------------------
                                                                           106,462,500
---------------------------------------------------------------------------------------
Basic Materials -- 1.6%
   1,000,000    Alcoa Inc.                                                  29,000,000
   1,200,000    Barrick Gold Corp.                                          21,825,000
     800,000    International Paper Co.+                                    23,850,000
   1,000,000    Placer Dome Inc.                                             9,562,500
---------------------------------------------------------------------------------------
                                                                            84,237,500
---------------------------------------------------------------------------------------
Beverage, Food & Tobacco -- 3.7%
     200,000    H.J. Heinz Co.                                               8,750,000
   2,000,000    McDonald's Corp.                                            65,875,000
   1,400,000    PepsiCo, Inc.                                               62,212,500
     500,000    Ralston-Ralston Purina Group                                 9,968,750
     600,000    Wm. Wrigley Jr. Co.+                                        48,112,500
---------------------------------------------------------------------------------------
                                                                           194,918,750
---------------------------------------------------------------------------------------
Broadcasting, Entertainment & Leisure -- 6.5%
     700,000    Cablevision Systems Corp.*                                  47,512,500
     121,275    dick clark productions, inc.*                                1,424,981
     840,000    Scandinavian Broadcasting Systems SA*+                      45,780,000
     600,000    Time Warner, Inc.+                                          45,600,000
   1,750,000    USA Networks, Inc.*                                         37,843,750
   1,500,000    Viacom Inc., Class B Shares*+                              102,281,250
   1,700,000    Walt Disney Co.                                             65,981,250
---------------------------------------------------------------------------------------
                                                                           346,423,731
---------------------------------------------------------------------------------------
Chemicals -- 3.0%
   1,800,000    Dow Chemical Co.+                                           54,337,500
     500,000    E.I. du Pont de Nemours & Co.                               21,875,000
     700,000    Great Lakes Chemical Corp.+                                 22,050,000
     975,000    PPG Industries, Inc.                                        43,204,687
   1,200,000    Solutia Inc.                                                16,500,000
---------------------------------------------------------------------------------------
                                                                           157,967,187
---------------------------------------------------------------------------------------
Consumer Products -- 2.7%
   1,500,000    Gillette Co.                                                52,406,250
   1,400,000    Kimberly-Clark Corp.                                        80,325,000
     200,000    Procter & Gamble Co.                                        11,450,000
---------------------------------------------------------------------------------------
                                                                           144,181,250
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

  12 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investment (unaudited) (continued)                   June 30, 2000
--------------------------------------------------------------------------------

SHARES                                   SECURITY                           VALUE
----------------------------------------------------------------------------------
Diversified/Conglomerate -- 11.3%
      4,050   Berkshire Hathaway Inc., Class A Shares*                $217,890,000
         15   Berkshire Hathaway Inc., Class B Shares*                      26,400
  1,500,000   Canadian Pacific Ltd.                                     39,281,250
  2,700,000   General Electric Co.                                     143,100,000
    500,000   Honeywell International Inc.                              16,843,750
    350,000   Johnson Controls, Inc.                                    17,959,375
  1,200,000   Minnesota Mining & Manufacturing Co.                      99,000,000
  1,400,000   Tyco International Ltd.                                   66,325,000
----------------------------------------------------------------------------------
                                                                       600,425,775
----------------------------------------------------------------------------------
Electrical Equipment -- 1.3%
  1,100,000   Emerson Electric Co.                                      66,412,500
----------------------------------------------------------------------------------
Financial Services -- 3.3%
    700,000   Fannie Mae                                                36,531,250
  1,400,000   Household International Inc.                              58,187,500
    700,000   Merrill Lynch & Co., Inc.                                 80,500,000
----------------------------------------------------------------------------------
                                                                       175,218,750
----------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 10.6%
    450,000   ALZA Corp.*                                               26,606,250
    675,000   American Home Products Corp.                              39,656,250
    600,000   Amgen Inc.*                                               42,150,000
    950,000   Bristol-Myers Squibb Co.                                  55,337,500
     50,000   Celera Genomics Group*                                     4,675,000
    700,000   Chiron Corp.*                                             33,250,000
    550,000   Eli Lilly & Co.                                           54,931,250
    600,000   Johnson & Johnson                                         61,125,000
    118,000   Medical Manager Corp.*                                     4,019,375
    700,000   Merck & Co., Inc.                                         53,637,500
  3,487,500   Pfizer Inc.                                              167,400,000
    400,000   Pharmacia Corp.                                           20,675,000
----------------------------------------------------------------------------------
                                                                       563,463,125
----------------------------------------------------------------------------------
Insurance -- 3.1%
    900,000   Allstate Corp.                                            20,025,000
    850,000   American International Group, Inc.                        99,875,000
    600,000   Chubb Corp.                                               36,900,000
    650,000   Horace Mann Educators Corp.                                9,750,000
----------------------------------------------------------------------------------
                                                                       166,550,000
----------------------------------------------------------------------------------
Manufacturing/Building Materials -- 0.8%
  1,500,000   Dal-Tile International Inc.*                              12,375,000
  1,000,000   Masco Corp.                                               18,062,500
    700,000   Pall Corp.                                                12,950,000
----------------------------------------------------------------------------------
                                                                        43,387,500
----------------------------------------------------------------------------------
Oil & Gas/Service/Drilling -- 2.0%
  1,550,000   Conoco Inc.                                               34,100,000
    550,000   Schlumberger Ltd.                                         41,043,750
    700,000   The Williams Cos., Inc.                                   29,181,250
----------------------------------------------------------------------------------
                                                                       104,325,000
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

13 Smith Barney Appreciation Fund | 2000 Semi-Annual Report Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     June 30, 2000
--------------------------------------------------------------------------------

     SHARES                                       SECURITY                                  VALUE
------------------------------------------------------------------------------------------------------
Oil - International -- 3.9%
    600,000   BP Amoco PLC                                                               $ 33,937,500
  1,600,000   Exxon Mobil Corp.                                                           125,600,000
    800,000   Royal Dutch Petroleum Co. ADR                                                49,250,000
------------------------------------------------------------------------------------------------------
                                                                                          208,787,500
------------------------------------------------------------------------------------------------------

Publishing -- 2.4%
    600,000   Dow Jones & Co., Inc.                                                        43,950,000
    675,000   Gannett Co., Inc.                                                            40,373,438
  1,200,000   Meredith Corp.                                                               40,500,000
------------------------------------------------------------------------------------------------------
                                                                                          124,823,438
------------------------------------------------------------------------------------------------------

Real Estate -- 0.9%
    596,200   Forest City Enterprises, Inc.                                                19,898,175
  1,000,000   The St. Joe Co.                                                              30,000,000
------------------------------------------------------------------------------------------------------
                                                                                           49,898,175
------------------------------------------------------------------------------------------------------

Retail -- 2.8%
    200,000   Amazon.com, Inc.*+                                                            7,262,500
    350,000   Costco Wholesale Corp.*                                                      11,550,000
    300,000   CVS Corp.+                                                                   12,000,000
  1,200,000   The Home Depot, Inc.                                                         59,925,000
    950,000   Wal-Mart Stores, Inc.                                                        54,743,750
------------------------------------------------------------------------------------------------------
                                                                                          145,481,250
------------------------------------------------------------------------------------------------------

Technology -- 17.1%
    200,000   Agilent Technologies, Inc.*                                                  14,750,000
  1,300,000   America Online, Inc.*                                                        68,575,000
    500,000   American Power Conversion Corp.*                                             20,406,250
  1,500,000   Cisco Systems, Inc.*                                                         95,343,750
    326,295   EChapman.com, Inc.*                                                           2,324,852
      6,635   Exfo Electro-Optical Engineering Inc.*                                          291,111
  1,450,000   First Data Corp.+                                                            71,956,250
    100,000   Gemstar International Group Ltd.*                                             6,145,312
    100,000   Hewlett-Packard Co.                                                          12,487,500
  1,000,000   Intel Corp.                                                                 133,687,500
    450,000   International Business Machines Corp.                                        49,303,125
  1,400,000   Lucent Technologies Inc.                                                     82,950,000
    750,000   Mettler-Toledo International Inc.*                                           30,000,000
  1,900,000   Microsoft Corp.*                                                            152,000,000
  1,700,000   Motorola, Inc.+                                                              49,406,250
    400,000   Safeguard Scientifics, Inc.*+                                                12,825,000
    350,000   Solectron Corp.*+                                                            14,656,250
    125,000   Tanning Technology Corp.*                                                     2,406,250
  1,000,000   Texas Instruments Inc.                                                       68,687,500
    200,000   Xilinix, Inc.*                                                               16,512,500
------------------------------------------------------------------------------------------------------
                                                                                          904,714,400
------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

     14 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------
                  Schedule of Investments (unaudited)(continued)                                        June 30, 2000
------------------------------------------------------------------------------------------------------------------------

                  SHARES                                       SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 3.7%
    700,000   AT&T Corp.                                                                                   $  22,137,500
    700,000   Bell Atlantic Corp.+++                                                                          35,568,750
  1,000,000   GTE Corp.++                                                                                     62,250,000
    300,000   Metromedia Fiber Network, Inc.*+                                                                11,906,250
     50,000   QUALCOMM Inc.*                                                                                   3,000,000
  1,400,000   SBC Communications Inc.                                                                         60,550,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                             195,412,500
------------------------------------------------------------------------------------------------------------------------

Transportation -- 0.9%
    500,000   Florida East Coast Industries, Inc.                                                             20,000,000
    425,000   United Parcel Service, Inc.                                                                     25,075,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,075,000
------------------------------------------------------------------------------------------------------------------------

Utilities -- 1.8%
    600,000   Allegheny Energy, Inc.                                                                          16,425,000
    225,000   CH Energy Group, Inc.                                                                            7,635,937
    400,000   Duke Energy Corp.                                                                               22,550,000
    400,000   NRG Energy, Inc.*                                                                                7,300,000
    600,000   TXU Corp.                                                                                       17,700,000
  1,200,000   Waste Management, Inc.+                                                                         22,800,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              94,410,937
------------------------------------------------------------------------------------------------------------------------

              TOTAL COMMON STOCK
              (Cost -- $3,062,333,200)                                                                     4,594,432,000
========================================================================================================================

       FACE
      AMOUNT                                  SECURITY                                                         VALUE
========================================================================================================================
REPURCHASE AGREEMENTS -- 13.2%

$432,825,000   J.P. Morgan Securities Inc., 6.500% due 7/3/00; Proceeds at maturity -- $433,059,447;
                  (Fully collateralized by U.S. Treasury Notes & Bonds, 3.375% to 7.875% due 7/15/02
                  to 2/15/21; Market value -- $441,481,711)                                                  432,825,000
 267,317,000  UBS Warburg LLC, 6.550% due 7/3/00; Proceeds at maturity -- $267,462,797;
                  (Fully collateralized by U.S. Treasury Notes, 5.500% to 7.500% due 3/31/03
                  to 2/15/05; Market value -- $272,665,908)                                                  267,317,000
------------------------------------------------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $700,142,000)                                                                         700,142,000
========================================================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $3,762,475,200**)                                                                  $5,294,574,000
========================================================================================================================

*    Non-income producing security.

+    All or a portion of this security is on loan (See Note 7).

++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


15   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                                                June 30, 2000
---------------------------------------------------------------------------------------------------------------------
ASSETS:
          Investments, at value (Cost -- $3,062,333,200)                                   $4,594,432,000
          Repurchase agreements, at value (Cost -- $700,142,000)                              700,142,000
          Cash                                                                                        649
          Collateral for securities on loan (Note 7)                                          298,082,656
          Dividends and interest receivable                                                     4,543,268
          Receivable for Fund shares sold                                                       1,875,532
---------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                      5,599,076,105
---------------------------------------------------------------------------------------------------------------------

LIABILITIES:
          Payable for securities on loan (Note 7)                                             298,082,656
          Payable for securities purchased                                                      9,097,027
          Investment advisory fees payable                                                      1,815,189
          Distribution fees payable                                                               824,549
          Administration fees payable                                                             667,665
          Payable for Fund shares purchased                                                       410,395
          Accrued expenses                                                                      1,280,537
---------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                   312,178,018
---------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                           $5,286,898,087
=====================================================================================================================

NET ASSETS:
          Par value of capital shares                                                      $      348,337
          Capital paid in excess of par value                                               3,521,716,451
          Undistributed net investment income                                                  21,254,835
          Accumulated net realized gain from security transactions and futures contracts      211,479,664
          Net unrealized appreciation of investments                                        1,532,098,800
---------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                           $5,286,898,087
=====================================================================================================================

Shares Outstanding:
          Class A                                                                             214,385,946
---------------------------------------------------------------------------------------------------------------------
          Class B                                                                              99,632,294
---------------------------------------------------------------------------------------------------------------------
          Class L                                                                              11,643,549
---------------------------------------------------------------------------------------------------------------------
          Class Y                                                                               5,866,502
---------------------------------------------------------------------------------------------------------------------
          Class Z                                                                              16,808,333
---------------------------------------------------------------------------------------------------------------------

Net Asset Value:
          Class A (and redemption price)                                                   $        15.22
---------------------------------------------------------------------------------------------------------------------
          Class B *                                                                        $        15.09
---------------------------------------------------------------------------------------------------------------------
          Class L **                                                                       $        15.08
---------------------------------------------------------------------------------------------------------------------
          Class Y (and redemption price)                                                   $        15.21
---------------------------------------------------------------------------------------------------------------------
          Class Z (and redemption price)                                                   $        15.23
---------------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
          Class A (net asset value plus 5.26% of net asset value per share)                $        16.02
---------------------------------------------------------------------------------------------------------------------
          Class L (net asset value plus 1.01% of net asset value per share)                $        15.23
=====================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

 16   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)                For the Six Months Ended June
                                                                        30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $      28,292,362
   Interest                                                          23,001,308
   Less: Foreign withholding tax                                       (197,619)
--------------------------------------------------------------------------------
   Total Investment Income                                           51,096,051
--------------------------------------------------------------------------------

EXPENSES:
   Distribution fees (Note 2)                                        12,716,208
   Investment advisory fees (Note 2)                                 10,938,741
   Administration fees (Note 2)                                       4,022,833
   Shareholder and system servicing fees                              2,262,240
   Shareholder communications                                           261,526
   Registration fees                                                    137,527
   Custody                                                               84,419
   Directors' fees                                                       35,487
   Audit and legal                                                       26,925
   Other                                                                 30,416
--------------------------------------------------------------------------------
   Total Expenses                                                    30,516,322
--------------------------------------------------------------------------------
Net Investment Income                                                20,579,729
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):

   Realized Gain From:

     Security transactions (excluding short-term securities)        209,353,487
     Futures contracts                                                7,865,196
--------------------------------------------------------------------------------
   Net Realized Gain                                                217,218,683
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                          1,760,403,281
     End of period                                                1,532,098,800
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                         (228,304,481)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (11,085,798)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                        $       9,493,931
================================================================================





                      See Notes to Financial Statements.

  17 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------


For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                           2000                1999
========================================================================================================
OPERATIONS:
   Net investment income                                            $    20,579,729    $    37,698,990
   Net realized gain                                                    217,218,683        597,948,936
   Increase (decrease) in net unrealized appreciation                  (228,304,481)        89,842,578
--------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                 9,493,931        725,490,504
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       --          (37,014,230)
   Net realized gains                                                  (194,059,134)      (551,110,949)
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (194,059,134)      (588,125,179)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                     654,143,807      1,002,205,348
   Net asset value of shares issued for reinvestment of dividends       182,614,354        553,845,742
   Cost of shares reacquired                                           (974,291,224)    (1,010,384,825)
--------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions      (137,533,063)       545,666,265
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (322,098,266)       683,031,590

NET ASSETS:
   Beginning of period                                                5,608,996,353      4,925,964,763
--------------------------------------------------------------------------------------------------------
   End of period*                                                   $ 5,286,898,087    $ 5,608,996,353
========================================================================================================
* Includes undistributed net investment income of:                  $    21,254,835    $       675,106
========================================================================================================

                      See Notes to Financial Statements.

  18 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements(unaudited)
--------------------------------------------------------------------------------
1.Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price,or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due dili-gence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h)gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser of the Fund. The Fund pays SSBC an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion;and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SSBC also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2000, the Fund paid transfer agent fees of $1,748,261 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS,Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2000, SSB and its affiliates received brokerage commissions of $186,836.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from

  19 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Notes to Financial Statements(unaudited)(continued)
-------------------------------------------------------------------------------

purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2000, CFBDS and SSB received sales charges of approximately $816,000, $43,000 and $304,000 on sales of the Fund's Class A, B and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                       Class A              Class B       Class L
--------------------------------------------------------------------------------
CDSCs                  $9,000               $869,000      $35,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the six months ended June30, 2000, total Distribution Plan fees were as follows:

                            Class A         Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees      $4,032,412      $7,855,716   $828,080
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                          $ 1,412,278,949
--------------------------------------------------------------------------------
Sales                                1,466,626,753
--------------------------------------------------------------------------------

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation      $ 1,662,884,812
--------------------------------------------------------------------------------
Gross unrealized depreciation         (130,786,012)
--------------------------------------------------------------------------------
Net unrealized appreciation        $ 1,532,098,800
--------------------------------------------------------------------------------

4.Repurchase Agreements

The Fund purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability,the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised,settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the

  20 Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30,2000, the Fund did not write any call or put option contracts.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30,2000, the Fund had no open futures contracts.

7.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, deal-ers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Fund loaned common stocks having a value of approximately $288,761,058 and holds the following collateral for loaned securities:

Security Description                                                  Value
==============================================================================
Time Deposits:
    Banco Bilbao Vizcaya S.A.,7.13% due 7/3/00                    $ 63,392,330
    Bank Brussels Lambert, 7.13% due 7/3/00                          3,499,749
    Caisse des Depots et Consignations, 6.94% due 7/3/00            63,392,330
    Caisse des Depots et Consignations, 7.06% due 7/3/00            31,469,420
    Credit Suisse First Boston, 7.13% due 7/3/00                     2,497,601
    Credit Suisse First Boston, 7.16% due 7/3/00                     6,482,006
    Norwest Bank Minnesota NA, 6.88% due 7/3/00                      1,398,146
    San Paolo IMI, S.p.A., 7.00% due 7/3/00                         31,696,165
Floating Rate Certificate of Deposit:
    Comerica Bank, 5.86% due 2/14/01                                    70,832
Floating Rate Notes:
    AMSouth Bank, 5.73% due 1/25/01                                  6,203,503
    Bank One Corp.,6.68% due 7/2/01                                  2,140,927
    First Union National Bank, 6.51% due 5/21/01                     3,476,303
    Goldman Sachs, 5.28% due 8/23/00                                13,064,621
    Key Bank Corp., 5.91% due 2/14/01                                7,481,315
    Morgan Stanley, 5.75% due 11/2/00                               27,798,767
    Sigma Finance Corp., 6.48% due 11/6/00                          24,018,641
------------------------------------------------------------------------------
Total                                                             $298,082,656
==============================================================================

For the six months ended June 30,2000, income earned by the Fund from securities lending was $274,234.

21   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
------------------------------------------------------------------------------

8.   Capital Shares

At June 30, 2000, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At June 30,2000, total paid-in capital amounted to the following for each class:

                                          Class A         Class B           Class L             Class Y              Class Z
------------------------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital                $2,073,187,673   $1,007,519,825       $171,487,893         $ 70,087,044       $199,782,353
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                  Six Months Ended                                      Year Ended
                                                    June 30,2000                                      December 31,1999
                                           -------------------------------            --------------------------------------------
                                            Shares             Amount                      Shares                  Amount
==================================================================================================================================
Class A
Shares sold                              31,412,976       $ 489,711,660                32,259,798                $ 515,792,047
Shares issued on reinvestment             7,514,764         114,074,121                21,772,653                  338,497,503
Shares reacquired                       (35,969,898)       (558,845,697)              (35,857,091)                (573,026,713)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                              2,957,842       $  44,940,084                18,175,360                $ 281,262,837
==================================================================================================================================
Class B
Shares sold                               7,473,244       $ 114,683,423                23,143,005                $ 369,108,213
Shares issued on reinvestment             3,518,992          52,960,825                11,127,812                  171,184,647
Shares reacquired                       (23,483,283)       (359,957,482)              (23,923,636)                (378,905,553)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (12,491,047)      $(192,313,234)               10,347,181                $ 161,387,307
==================================================================================================================================
Class L
Shares sold                               2,437,954       $  37,429,082                 5,379,277                $  85,714,397
Shares issued on reinvestment               414,605           6,235,651                   936,337                   14,384,326
Shares reacquired                        (1,525,586)        (23,283,692)               (1,452,941)                 (22,982,120)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                              1,326,973       $  20,381,041                 4,862,673                $  77,116,603
==================================================================================================================================
Class Y
Shares sold                                 137,531       $   2,081,354                   877,462                $  13,711,023
Shares issued on reinvestment                    --                  --                        --                           --
Shares reacquired                          (575,291)         (9,005,427)                 (271,207)                  (4,498,182)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (437,760)      $  (6,924,073)                  606,255                $   9,212,841
==================================================================================================================================
Class Z
Shares sold                                 663,761       $  10,238,288                 1,127,436                $  17,879,668
Shares issued on reinvestment               615,126           9,343,757                 1,913,573                   29,779,266
Shares reacquired                        (1,508,978)        (23,198,926)               (1,934,377)                 (30,972,257)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (230,091)      $  (3,616,881)                1,106,632                $  16,686,677
==================================================================================================================================

 22 Smith Barney Appreciation Fund | 2000 Semi-Annual report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                                2000/(1)(2)/          1999/(2)/      1998/(2)/      1997        1996     1995/(2)/
===================================================================================================================================
Net Asset Value, Beginning of Period            $  15.73            $15.31         $13.92         $12.85      $11.90   $10.15
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.08              0.15           0.18           0.19        0.19     0.20
  Net realized and unrealized gain (loss)          (0.01)             2.08           2.62           3.17        2.09     2.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.07              2.23           2.80           3.36        2.28     2.95
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --             (0.14)         (0.18)         (0.20)      (0.19)   (0.20)
  Net realized gains                               (0.58)            (1.67)         (1.23)         (2.09)      (1.14)   (1.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.58)            (1.81)         (1.41)         (2.29)      (1.33)   (1.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,End of Period                   $  15.22            $15.73         $15.31         $13.92      $12.85   $11.90
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        0.43%++          15.08%         20.45%         26.29%      19.25%   29.26%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)            $  3,263            $3,326         $2,959         $2,526      $2,100   $1,933
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                            0.92%+            0.92%          0.95%          0.95%       1.00%    1.02%
Net investment income                               1.01+             0.96           1.23           1.47        1.52     1.71
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%               71%            63%            57%          62%     57%
===================================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

 23 Smith Barney Appreciation Fund | 2000 Semi-Annual report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class B Shares                                        2000/(1)//(2)/  1999/(2)/       1998/(2)/       1997          1996   1995/(2)/
====================================================================================================================================
Net Asset Value, Beginning of Period                $  15.66          $15.26          $13.88         $12.81        $11.88    $10.14
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.02            0.03            0.06           0.07          0.08      0.11
   Net realized and unrealized gain (loss)             (0.01)           2.06            2.61           3.15          2.08      2.74
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            0.01            2.09            2.67           3.22          2.16      2.85
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --           (0.02)          (0.06)         (0.06)        (0.09)    (0.11)
   Net realized gains                                  (0.58)          (1.67)          (1.23)         (2.09)        (1.14)    (1.00)
Total Distributions                                    (0.58)          (1.69)          (1.29)         (2.15)        (1.23)    (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $  15.09          $15.66          $15.26         $13.88        $12.81    $11.88
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.05%++        14.19%          19.52%         25.31%        18.29%    28.29%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                $  1,503          $1,755          $1,553         $1,410        $1,134    $  988
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.69%+          1.70%           1.73%          1.73%         1.78%     1.77%
   Net investment income                                0.23+           0.17            0.44           0.68          0.74      0.96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   31%             71%             63%            57%           62%       57%
====================================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

 24 Smith Barney Appreciation Fund | 2000 Semi-Annual report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                                 2000/(1)(2)/      1999/(2)/    1998/(2)(3)/      1997          1996         1995/(2)/
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.65         $  15.26        $ 13.88       $ 12.81       $ 11.88      $ 10.14
Income (Loss) From Operations:
  Net investment income                             0.02             0.03           0.06          0.09          0.09         0.11
  Net realized and unrealized gain (loss)          (0.01)            2.05           2.61          3.13          2.08         2.74
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.01             2.08           2.67          3.22          2.17         2.85
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               --            (0.02)         (0.06)        (0.06)        (0.10)       (0.11)
  Net realized gains                               (0.58)           (1.67)         (1.23)        (2.09)        (1.14)       (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.58)           (1.69)         (1.29)        (2.15)        (1.24)       (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  15.08         $  15.65        $ 15.26       $ 13.88       $ 12.81      $ 11.88
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        0.05%++         14.12%         19.52%        25.31%        18.34%       28.29%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $175,610         $161,491        $83,215       $47,872       $25,505      $14,653
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.72%+           1.71%          1.73%         1.73%         1.77%        1.77%
  Net investment income                             0.21+            0.18           0.44          0.68          0.75         0.96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%              71%            63%           57%           62%          57%
====================================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998 Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

 25 Smith Barney Appreciation Fund | 2000 Semi-Annual report to Shareholders

------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                            2000/(1)(2)/       1999/(2)/     1998/(2)/      1997/(2)/       1996/(3)/
=====================================================================================================================
Net Asset Value, Beginning of Period         $ 15.69        $ 15.28        $ 13.93        $ 12.86        $ 12.10
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.10           0.21           0.24           0.27           0.23
  Net realized and unrealized gain (loss)      (0.00)*         2.07           2.63           3.14           1.89
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    0.10           2.28           2.87           3.41           2.12
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --          (0.20)         (0.29)         (0.25)         (0.22)
  Net realized gains                           (0.58)         (1.67)         (1.23)         (2.09)         (1.14)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.58)         (1.87)         (1.52)         (2.34)         (1.36)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 15.21        $ 15.69        $ 15.28        $ 13.93        $ 12.86
---------------------------------------------------------------------------------------------------------------------
Total Return                                    0.62%++       15.40%         20.93%         26.70%         17.65%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $89,224        $98,920        $87,041        $56,302        $73,196
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.58%+         0.57%          0.59%          0.59%          0.66%+
  Net investment income                         1.35+          1.30           1.59           1.79           2.06+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           31%            71%            63%            57%            24%
=====================================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from January 30, 1996 (inception date) to
     December 31, 1996.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 26   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Z Shares                              2000/(1)(2)/    1999/(2)/     1998/(2)/      1997/(2)/       1996/(3)/     1995/(2)/
===================================================================================================================================
Net Asset Value, Beginning of Period         $  15.71       $  15.29       $  13.94       $  12.87       $  11.91       $  10.16
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.10           0.21           0.24           0.24           0.24           0.23
  Net realized and unrealized gain (loss)       (0.00)*         2.08           2.63           3.18           2.09           2.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.10           2.29           2.87           3.42           2.33           2.98
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --          (0.20)         (0.29)         (0.26)         (0.23)         (0.23)
  Net realized gains                            (0.58)         (1.67)         (1.23)         (2.09)         (1.14)         (1.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.58)         (1.87)         (1.52)         (2.35)         (1.37)         (1.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  15.23       $  15.71       $  15.29       $  13.94       $  12.87       $  11.91
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     0.62%++       15.46%         20.91%         26.72%         19.66%         29.52%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $255,927       $267,640       $243,609       $194,070       $153,034       $131,357
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.58%+         0.58%          0.59%          0.59%          0.64%          0.77%
  Net investment income                          1.35+          1.30           1.59           1.82           1.88           1.96
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            31%            71%            63%            57%            62%            57%
==================================================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 27   Smith Barney Appreciation Fund | 2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
APPRECIATION FUND
--------------------------------------------------------------------------------
DIRECTORS

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699


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Smith Barney Appreciation Fund
-------------------------------------------------------------------------------
THE SMITH BARNEY FAMILY OF FUNDS

EQUITY FUNDS
Aggressive Growth Fund
------------------
Appreciation Fund
------------------
Balanced Fund
Concert Peachtree Growth Fund
Concert Social Awareness Fund
Convertible Fund
Financial Services Fund
Fundamental Value Fund
Health Sciences Fund
Large Cap Blend Fund
Large Capitalization Growth Fund
Large Cap Value Fund
Mid Cap Blend Fund
Natural Resources Fund
Premier Selections All Cap Fund
Premier Selections Global Growth Fund
Premier Selections Large Cap Fund
Premium Total Return Fund
S&P 500 Index Fund
Small Cap Blend Fund
Small Cap Growth Fund
Small Cap Value Fund
Technology Fund

TAX-EXEMPT FIXED INCOME FUNDS+
Arizona Municipals Fund*
California Municipals Fund*
Florida Portfolio*
Georgia Portfolio*
Intermediate Maturity CA Municipals Fund*
Intermediate Maturity NY Municipals Fund*
Limited Term Portfolio
Managed Municipals Fund
Massachusetts Municipals Fund*
Municipal High Income Fund
National Portfolio
New Jersey Municipals Fund*
New York Portfolio*
Oregon Municipals Fund*
Pennsylvania Portfolio*

MONEY MARKET FUNDS
California Money Market Portfolio*
Institutional Cash Management Fund
Massachusetts Money Market Portfolio*
Municipal Money Market
Money Funds,Inc.

TAXABLE FIXED-INCOME FUNDS
Adjustable Rate Government Income Fund
Diversified Strategic Income Fund
Government Securities Fund
High Income Fund
Investment Grade Bond Fund
Managed Governments Fund
Short-Term High Grade Bond Fund
Total Return Bond Fund
U.S. Government Securities Fund

GLOBAL/INTERNATIONAL FUNDS**
Emerging Markets Portfolio
European Portfolio
Global Government Bond Portfolio
Hansberger Global Small Cap Value Fund
Hansberger Global Value Fund
International Equity Portfolio
Pacific Portfolio

CONCERT ALLOCATION SERIES
Global Portfolio
High Growth Portfolio
Growth Portfolio
Balanced Portfolio
Conservative Portfolio
Income Portfolio

+ A portion of the income from the tax-free funds many be subject to federal, state and local taxes.

*  Not available in all states.

** Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.

This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges,expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY APPRECIATION FUND
Smith Barney Mutual Funds
388 Greenwich Street,MF-2
New York,New York 10013


For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.


1-888-GET-SERIOUS
www.smithbarney.com/mutualfunds

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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.